Supplement dated January 13, 2009 to the prospectuses dated May 1, 2008 of Seligman Income and Growth Fund, Inc. (the "Seligman Fund")

This supplement supersedes and replaces the supplement filed earlier today, January 13, 2009 with the Securities and Exchange Commission.

On January 8, 2009, the Seligman Fund's Board of Directors approved in principle the merger of the Seligman Fund into RiverSource Balanced Fund (the "RiverSource Fund"), which seeks to provide shareholders with a balance of growth of capital and current income. More information about the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.